SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 2, 2004


                                   IGIA, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                  0-23506_                  33-0601498
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(State or Other Jurisdiction      (Commission                (IRS Employer
      of Incorporation)            File No.)              Identification No.)


11 West 42nd Street, 7th Floor, New York, New York          10036
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(Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code (212) 575-0500


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events and Required FD Disclosure

         On August 2, 2004, the Company issued a press release (the "Press Release") announcing the terms of a proposed offering of the Company's securities. The Press Release was issued in reliance on Rule 135c, promulgated under the Securities Act of 1933, as amended. A copy of the Press Release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

          (a)  Financial statements of business acquired:

               Not applicable.

          (b)  Pro forma financial information:

               Not applicable.

          (c)  Exhibits:

               99.1   IGIA, Inc. Press Release dated August 2, 2004.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2004

                                           IGIA, INC.


                                           By: /s/ Kurt Streams
                                               -------------------------------
                                               Name:  Kurt Streams
                                               Title: Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number            Description
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99.1              IGIA, Inc. Press Release dated August 2, 2004.